Exhibit 10.34

LEHMAN BROTHERS BANK FSB.

921 North Orange Street
Wilmington, Delaware 19801

December 13, 2005

RKB Washington Property Fund I L.P.

Presidents Park I LLC

Presidents Park II LLC

Presidents Park III LLC

1280 Maryland Avenue, S.W.

Washington, D.C.

20024

Re:	Property known as Presidents Park I, II, and III in Herndon, Virginia (the “Property”)

Gentlemen:

Reference is made to the Commitment Letter dated October 28, 2005 (the “Commitment Letter”) between Lehman Brothers Bank, FSB (“Lehman”) and RKB Washington Property Fund I L.P., Presidents Park I LLC, Presidents Park II LLC, and Presidents Park III LLC (collectively, “Borrower”), regarding the secured non-recourse financing on the captioned properties.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Commitment Letter.

Lehman and Borrower hereby agree to amend the terms of the Commitment Letter as set forth herein.  In the event the IPO closes prior to January 1, 2006, the maturity date of the existing first mortgage loan encumbering the Property, Lehman agrees to fund to the Borrower at the request of Republic Property Trust an amount not to exceed $50,000,000.00 to facilitate repayment by the Borrower of the existing mortgage loan to the extent that proceeds from the initial public offering of common shares (the “IPO”) of Republic Property Trust is not sufficient to fully repay such loan. The closing date and funding of the Loan will occur on the same date as the closing of the IPO.  Other than these modifications, the Loan is subject to the terms and conditions set forth in the Commitment Letter and such terms shall remain in full force and effect.

This letter agreement, together with the Commitment Letter, contains the entire agreement among Borrower, Sponsor and Lender, and any other agreements shall be deemed to have merged herewith.  Please indicate your acceptance of the matters set forth herein by signing in the place provided below and returning the executed letter agreement to Steve Hentschel at Lehman Brothers, 399 Park Avenue, 8th Floor, New York, New York 10022 or via facsimile transmission to (646) 758-4460.

Please contact Steve Hentschel at (212) 526-3762 if you have any further questions regarding this letter agreement or the Commitment Letter.

Very truly yours,

Lehman Brothers Bank FSB

By:	/s/ Kenneth Cohen
	Name:	Authorized Signatory

By its signature below, the undersigned hereby confirms its acceptance of the Commitment Letter and unconditionally accepts the terms and conditions set forth herein and further agrees that the Loan will be accepted by the undersigned upon the terms and conditions set forth herein.

Presidents Park I LLC

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
	Title:	President

Presidents Park II LLC

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
	Title:	President

Presidents Park III LLC

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
	Title:	President

RKB Washington Property Fund I L.P., by RKB Washington Property Fund I LLC, its general partner

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
Title: